Exhibit 99.1

Investor Presentation

2 Forward Looking Statements The following information contains forward-looking statements. These forward-looking statements are based on RRTS' management's current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which are outside RRTS' control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. All forward-looking statements are based on information available as of the date of this presentation, and RRTS or the presenter of this information assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See "Risk Factors" in RRTS' prospectus for factors you should consider before buying shares of RRTS' common stock.

3 Experienced and Motivated Management Team Entrepreneurial culture and team with track record of growth Proven ability to identify and assimilate strategic acquistions 31 years industry experience President and CEO since January 2006 Previously managed a $1.2bn revenue division of FedEx Ground 20 years industry experience Chief Financial Officer since December 2005 Various executive positions since 1990 Previously a Senior Manager at Ernst & Young 23 years industry experience VP of Sales and Marketing since January 2007 Previously VP of Corporate Sales for Yellow Transportation and responsible for a $1.5bn revenue customer base 20 years industry experience VP of Operations since April 2007 Regional Managing Director at FedEx Ground Held numerous leadership positions at FedEx Ground and Roadway Package Systems Mark DiBlasi President & CEO Peter Armbruster Chief Financial Officer Scott Dobak VP of Sales and Marketing Brian van Helden VP of Operations

Introduction to Roadrunner Transportation Systems

Comprehensive service capabilities with scalable, non-asset based, non-union structure

Access to flexible capacity unmatched by most full-service providers

Customized Full-Service Offering [(1)]	Customized/ Expedited LTL	Partial/ Full TL Brokerage	Comprehensive 3PL / TMS Solutions	Small Parcel	Intermodal Solutions	Domestic/ International Air Freight	Freight Bill Audit/ Payment
Roadrunner Transportation Systems	✓	✓	✓	✓	✓	✓	✓

- "One-stop" solution or "à la carte" services to meet each customer's needs

Diverse Customer Base

- Focused on underserved landscape of small to mid-size shippers
- Over 35,000 customers in North America
- No single customer represents more than 3% of revenues
- No industry sector represents more than 18% of revenues

Variable Cost Model with Access to Flexible Capacity

- Over 9,000 reliable third-party carriers, including over 1,600 dedicated independent contractors (ICs), minimizes volatility of transportation costs
- Use of third parties minimizes fixed cost base and reduces focus on repositioning assets
- Robust IT systems and competitive processes utilized to secure most cost-effective carriers

(1) LTL = less-than-truckload; TL = truckload; 3PL = third-party logistics; and TMS = transportation management solutions.

4 Roadrunner Transportation Systems

Strategic Business Segments Overview

6 Largest Non-Asset Based LTL Provider in North America (1) Highly scalable business model with variable cost structure 2010 LTL revenues of $409.9 million 2010 LTL operating income of $21.7 million 17 LTL service centers and over 200 LTL delivery agents provide delivery coverage across North America 100% of pickup and delivery handled by either ICs or delivery agents Approx 50% of linehaul dispatches handled by ICs _____________________ Source: Transport Topics.

7 Differentiated Point-to-Point LTL Model Low cost, high service business model Traditional Asset-Based Hub and Spoke LTL Model RRTS' Non-Asset Based Point-to-Point LTL Model Reduced likelihood of claims Efficient transit times Fewer Handlings Minimal capital expenditure requirements Less inclined to accept lower margin freight or run empty miles to route equipment Limited Investment in Equipment Lower cost Lower Investment in Real Estate Pickup Linehaul Linehaul Delivery Delivery Delivery

Truckload Segment

Scalable platform to expand TL operation

2010 TL revenues of $158.7 million

2010 TL operating income of $6.4 million

February 2011 acquisition of Morgan Southern adds ~$57 million in revenues

Differentiated Offering	• 65% temperature-controlled, 20% dry van, and 15% flatbed • Specialization in food, produce, and beverage • Dedicated IC base enables stability of service and capacity • Morgan Southern adds high-quality intermodal drayage service
Geographic Footprint	• 9 TL dispatch offices and 75 independent TL brokerage agents • TL brokerage located in California and throughout Eastern U.S. / Canada • Morgan Southern brings 19 offices serving key U.S. intermodal markets • Continued focus on geographic expansion via acquisitions and agent recruitment
Expansive Market Opportunity	• $320 billion U.S. TL market (2) • $4 billion U.S. intermodal drayage market (3) • Both highly fragmented with many smaller participants • Expansion requires minimal capital investment • Limited integration required

(1) Source: Transport Topics.
(2) Source: American Trucking Associations (ATA). Represents revenues in the U.S. TL market in 2008 (excluding private fleets).
(3) Source: The Clarendon Group.

8

9 Differentiated TMS Offering in Attractive Sector Significant Customer Benefits Ability to refocus on core competencies Significant freight savings Service and process improvement Access to TMS systems for customized reporting/monitoring Solutions customizable to accommodate desired level of outsourcing and mode of transportation 2010 TMS revenues of $65.9 million 2010 TMS operating income of $5.4 million High- Growth Sector 12.1% sector CAGR between 1999 and 2008 (1) Only 16.1% of addressable market outsourced in 2008 (1) Differentiators include technology, infrastructure and scope of services Total Solutions Integrated Solutions Direct Solutions Contract Management Customer Freight Payment, Audit & Tracking Customer Customer Carrier Dispatch Carrier Selection Customer Comprehensive and Customized Service Offering Customized Reporting _____________________ Source: Armstrong & Associates.

Significant investment in sales personnel able to cross-sell services to meet individual customer needs Ability to offer full scope of services across all zip codes Expand more cost efficiently into new geographic regions Efficiently utilize capacity across all networks Over 35,000 customers and growing Strategic Significance of Business Segments - Beyond "One-Stop" Solution 10 Comprehensive integration of business segments provides enhanced customer penetration Over 100 LTL sales personnel Over 100 TL agents and dispatchers Over 30 TMS sales personnel

Growth Opportunities

Well-Positioned for Accelerated Earnings Growth 12 Potential for expanded earnings growth from four key sources Organic Growth Continuous Operating Improvements Strategic Acquisitions Anticipated Economic Recovery 34% customer growth in 2010 19% customer growth in 2009 Future sales initiatives to drive continued growth Proven ability to improve efficiency Streamlined cost structure enhances earnings growth Continuously implementing operating initiatives Large, fragmented market Limited buyer universe Successful integration experience Expected to accelerate growth: Increased shipments per customer Improved pricing Improved load density

13 Volume Growth Accelerating with Substantial New Business Wins Built-in growth when volume per shipper recovers Monthly average number of shippers increased: • 34% in 2010 • 19% in 2009 Monthly LTL Shippers Monthly LTL Shipments Monthly Avg. Shipments per LTL Shipper 2007 2008 2009 2010

Focused Initiatives to Improve Yield and Linehaul Network Efficiencies Geographic linehaul surcharge General rate increase Renegotiation of contract accounts as they come due Implementation of improved costing model Profit improvement initiatives ongoing across all business segments 14 Year-Over-Year Growth in Yield Linehaul Cost per Mile (Excl. Fuel) Increasing and expanding utilization of ICs Leveraging coordination of loads and buying power Restructuring linehaul and adding to carrier base

Morgan Southern Acquisition is Excellent Fit with Strategic Criteria Morgan Southern brings high-quality intermodal solutions with revenues of approximately $57mm and EBITDA of $4mm Acquisition will be accretive in the first year 15 Capitalization on Favorable Sector Growth Trends Acquisition Growth Opportunities Intermodal sector benefiting from growth in international trade and rail efficiencies Overall tonnage growth expected to exceed other freight sectors (1) Morgan Southern's reputation for high quality service provides opportunity to gain market share and outpace sector growth $4 billion U.S. intermodal drayage market (2) Few large competitors and many smaller participants Greater financial flexibility to pursue acquisition growth as part of RRTS _____________________ Source: American Trucking Associations (ATA). Represents expected growth from 2009 - 2020. Source: The Clarendon Group. Expansion of Capabilities and Geographic Footprint Adds intermodal service offering to TL segment RRTS sales force has experience selling intermodal services 19 locations throughout U.S. serving key intermodal markets Strength and Integrity of Management and Culture RRTS has previously worked with Morgan Southern management team Morgan Southern has developed a similar culture to RRTS Both teams energized to execute shared strategy for profitable growth

Anticipated Recovery in the Domestic Freight Sector Increased tonnage Improved pricing Increased load density Recovery in domestic freight sector ANTICIPATED RESULT: RRTS profit expansion at rates exceeding revenue growth Softness in the domestic freight sector began in 2H 2006 and accelerated in 2008 Capacity exiting the market and demand has stabilized Pricing stabilizing from recessionary levels Following recession in 2001-2002, the LTL industry experienced average annual revenue growth of 11.0% over the next three years (1) RRTS is poised for additional growth 16 _____________________ (1) Source: American Trucking Associations (ATA).

Financial Overview

Flexible Non-Asset Based Operating Model RRTS utilizes a broad network of ICs and other third-party carriers Variable cost structure with ability to readily scale business Strong free cash flow generation and attractive returns on invested capital and assets 18 CapEx as Percent of Revenues (1) Return on Invested Capital (1)(2) Return on Tangible Assets (1)(3) RRTS' business model compares favorably to the best-in-class, non- asset based transportation and logistics providers _____________________ Results for CHRW, HUBG, JBHT, and RRTS are FYE 12/31/10. Results for LSTR are LTM 9/30/10. Results for FWRD are FYE 12/25/10. Results for UACL are LTM 10/2/10. Capital expenditures for JBHT and LSTR are LTM 9/30/10 (FY 12/31/10 was not available as of the date the above graphs were created). Calculated as operating income / [(total assets - goodwill - cash) - (current liabilities - current debt)]. Calculated as operating income / (total assets - goodwill). Source: Capital IQ for companies other than RRTS. Note: RRTS' operating income reflects the elimination of $0.6 million of acquisition transaction expenses and $1.5 million of IPO related expenses.

Q4 and FY 2010 Earnings 19 Operating Income (1) Revenues ($ in millions) ($ in millions) 30% _____________________ Q4 2010 and Q4 2009 operating income reflects the elimination of $0.2 million and $0.6 million of acquisition transaction expenses, respectively. FY 2010 operating income reflects the elimination of $0.6 million of acquisition transaction expenses and $1.5 million of IPO related expenses. FY 2009 operating income reflects the elimination of $1.1 million of acquisition transaction expenses. 106% 114% 31%

Financial Flexibility to Pursue Growth Initiatives 20 Balance sheet strength and free cash flow provide flexibility to pursue organic growth initiatives and strategic acquisitions Capitalization During first two complete quarters as a public company, RRTS reduced long-term debt by $13.5 million Expect to generate free cash flow in excess of $30 million in 2011 (1) _____________________ Reflects net income available to common stockholders, plus depreciation and amortization, plus provision for income taxes, less changes in working capital, less capital expenditures, less cash paid for income taxes (net of refunds). Working capital = [(total current assets - cash and cash equivalents) - (total current liabilities - current maturities of long-term debt)].

21 Financial Strategy and Goals Flexibility Gained from Deleveraging upon IPO Revenue Growth Objectives Margin Improvement Objectives EPS Growth Objectives Continued expansion of LTL market share Add new TL brokerage agents and dispatch offices Substantially grow TMS business Assimilate complementary strategic acquisitions Near-term goal of 6% EBIT margins are based on minimal industry tonnage and pricing growth Medium-term goal of 7.5% EBIT margins as industry recovers LTL and TL brokerage - minimum 10% annual organic growth target TMS - 20% annual organic growth target Substantial earnings growth goal in periods of recovery; 15% annual growth target thereafter Top-tier transportation and logistics company with strong financial position Balance Sheet Profile Maintain growth company financial profile Target debt to capitalization under 50% Target total leverage under 2x LTM EBITDA

22 Key Investment Highlights Competitive strengths result in substantial growth opportunities Increasing momentum in an attractive sector ahead of market recovery Unique Non-Asset Based Model Compelling Organic Growth Drivers Strategic Acquisition Opportunities Experienced and Motivated Management Team Scalable model Comprehensive service offering Variable cost structure augmented by dedicated IC base Underserved customer landscape Significant customer base expansion Substantial cross-selling opportunities Expected long-term revenue growth above GDP in each business segment Large, fragmented industry Ability to expand geographic reach and service offering Improved capital position and access to acquisition currency Proven ability to expand business and improve operating efficiency Proven ability to identify and assimilate strategic acquisitions